UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 27, 2010

Kinetic Concepts, Inc.

(Exact name of registrant as specified in its charter)

Texas	0001-09913	74-1891727
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8023 Vantage Drive San Antonio, Texas		78230
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (210) 524-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The annual meeting of the shareholders of Kinetic Concepts, Inc. (the “Company”) was held on May 27, 2010 for the purposes of (i) electing four Class C directors for a three-year term and (ii) ratifying the selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010.

All of management’s nominees for director as named in the proxy statement for the meeting were elected by the votes set forth in the table below.

	FOR	WITHHELD	BROKER NON-VOTES

Election of Class C Directors:
Ronald W. Dollens	53,156,562	8,167,894	4,079,818
Catherine M. Burzik	61,006,859	317,597	4,079,818
John P. Byrnes	60,969,724	354,732	4,079,818
Harry R. Jacobson, M.D	59,774,201	1,550,255	4,079,818

The selection of Ernst & Young LLP as the Company’s independent auditors for the fiscal year ending December 31, 2010 was ratified by the votes set forth in the table below.

	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES

Ratification of Selection of Independent Auditors	65,002,781	378,837	22,656	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINETIC CONCEPTS, INC. (REGISTRANT)

Date: June 2, 2010	By:	/s/ Martin J. Landon
	Name:	Martin J. Landon
	Title:	Executive Vice President and Chief Financial Officer